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                                                                   EXHIBIT 10.11

                            INDEMNIFICATION AGREEMENT


         INDEMNIFICATION AGREEMENT, dated as of August 31, 1996, among MCM Group, Inc., a Delaware corporation (the "Company"), McCarthy, Crisanti & Maffei, Inc., a New York corporation ("MCM), Clayton, Dubilier & Rice, Inc., a Delaware corporation ("CD&R"), and The Clayton & Dubilier Private Equity Fund IV Limited Partnership, a Connecticut limited partnership ("C&D Fund IV"). Capitalized terms used herein without definition have the meanings set forth in
Section 1 of this Agreement.


                              W I T N E S S E T H:


         WHEREAS, C&D Fund IV is a private investment fund managed by CD&R, and the general partner of C&D Fund IV is Clayton & Dubilier Associates IV Limited Partnership, a Connecticut limited partnership (together with any general partner of any other investment fund managed by CD&R, "C&D Associates");

         WHEREAS, as of the date hereof, VK/AC Holding, Inc., a Delaware corporation ("VK/AC"), has made a distribution of the outstanding Class A Common Stock, par value $.01 per share, of the Company, to its common stockholders in proportion to their respective holdings of VK/AC common stock (such distribution, the "MGI Spin-Off");

         WHEREAS, C&D Fund IV holds a majority of the outstanding shares of common stock of VK/AC and, after giving effect to the MGI Spin-Off, holds a majority of the outstanding shares of common stock of the Company;

         WHEREAS, CD&R has performed financial, management advisory and other services for the Company and MCM in connection with the MGI Spin-Off, the Management Offering and certain associated transactions, including but not limited to (i) the formation and capitalization of the Company, (ii) the preparation and negotiation of a transitional services agreement, a tax sharing agreement, a registration and participation agreement and other agreements relating to the MGI Spin-Off and the grant of the Special MGI Options, (iii) the preparation and negotiation of subscription and other agreements relating to the Special MGI Options and the MGI Management Options, (iv) the preparation and circulation of the Information Statement and other materials to the stockholders of VK/AC in connection
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with the MGI Spin-Off, (v) the preparation and circulation of the Management
Offering Memorandum to the MGI Management Investors in connection with the Management Offering, and (vi) the structuring, implementation and consummation of the MGI Spin-Off, the Management Offering and certain associated transactions (such transactions collectively, the "Transactions");

         WHEREAS, concurrently with the execution and delivery of this Agreement, each of the Company and MCM is entering into a Consulting Agreement, dated as of the date hereof (the "Consulting Agreement"), among the Company, MCM and CD&R;

         WHEREAS, the parties hereto recognize the possibility that claims might be made against and liabilities incurred by CD&R, C&D Fund IV, C&D Associates or related persons or affiliates under applicable securities laws or otherwise in connection with the Transactions or any Subsequent Offering, or relating to other actions or omissions of or by the Company, MCM or their Subsidiaries, or relating to the provision by CD&R of management consulting, monitoring and financial advisory services to the Company, MCM and the Subsidiaries, and the parties hereto accordingly wish to provide for CD&R, C&D Fund IV, C&D Associates and related persons and affiliates to be indemnified in respect of any such claims and liabilities; and

         WHEREAS, the parties hereto recognize that claims might be made against and liabilities incurred by directors and officers of the Company, MCM or any Subsidiary in connection with their acting in such capacity, and accordingly wish to provide for such directors and officers to be indemnified to the fullest extent permitted by law in respect of any such claims and liabilities;

         NOW, THEREFORE, in consideration of the foregoing premises, and the mutual agreements and covenants and provisions herein set forth, the parties hereto hereby agree as follows:

         1. Definitions.

         (a) "Claim" means, with respect to any Indemnitee, any claim against such Indemnitee involving any Obligation with respect to which such Indemnitee may be entitled to be defended and indemnified by the Company and MCM under this Agreement.


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         (b) "Indemnitee" means each of CD&R, C&D Fund IV, C&D Associates, their respective successors and assigns, and their respective directors, officers, partners, employees, agents, advisors, representatives and controlling persons (within the meaning of the Securities Act of 1933, as amended (the "Securities Act")) and each other person who is or becomes a director or an officer of the Company, MCM or any Subsidiary.

         (c) "Information Statement" means the information statement dated the date hereof relating to the MGI Spin-Off, delivered to the common stockholders of VK/AC.

         (d) "Management Offering" means the offering of the Management Shares and the grant of the MGI Management Options by the Company to the MGI Management Investors.

         (e) "Management Offering Memorandum" means the offering memorandum relating to the Management Offering and delivered to the MGI Management Investors.

         (f) "Management Shares" means shares of the Company's Class C Common Stock, par value $.01 per share, offered to the MGI Management Investors in the Management Offering.

         (g) "MGI Management Investors" means those key employees of the Company, MCM and the Subsidiaries who have subscribed for Management Shares and to whom the Company has granted MGI Management Options.

         (h) "MGI Management Options" means options to purchase additional shares of the Company's Class C Common Stock, par value $.01 per share, granted to subscribers of Management Shares.

         (i) "Obligations" means, collectively, any and all claims, obligations, liabilities, causes of actions, actions, suits, proceedings, investigations, judgments, decrees, losses, damages, fees, costs and expenses (including without limitation interest, penalties and fees and disbursements of attorneys, accountants, investment bankers and other professional advisors), in each case whether incurred, arising or existing with respect to third parties or otherwise at any time or from time to time.

         (j) "Redemption" means any repurchase, redemption or other acquisition by the Company, MCM or any Subsidiary of any of its securities outstanding from time to time.


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         (k) "Related Document" means any agreement, certificate, instrument or other document to which the Company, MCM or any Subsidiary may be a party or by which it or any of its properties or assets may be bound or affected from time to time relating in any way to the MGI Spin-Off or any Securities Offering or any of the transactions contemplated thereby, including without limitation, in each case as the same may be amended, modified, waived or supplemented from time to time, (A) any registration statement filed by or on behalf of the Company, MCM or any Subsidiary with the Securities Exchange Commission (the "Commission") in connection with any Securities Offering, including all exhibits, financial statements and schedules appended thereto, and any submissions to the Commission in connection therewith, (B) any prospectus, preliminary or otherwise, included in such registration statements or otherwise filed by or on behalf of the Company, MCM or any Subsidiary in connection with any Securities Offering or used to offer or confirm sales of their respective securities in any Securities Offering, (C) the Information Statement or other information or materials distributed by or on behalf of VK/AC, the Company or MCM in connection with the MGI Spin-Off, (D) any private placement or offering memorandum (including the Management Offering Memorandum) or circular, or other information or materials distributed by or on behalf of the Company, MCM or any Subsidiary or any placement agent or underwriter in connection with any Securities Offering, (E) any federal, state or foreign securities law or other governmental or regulatory filings or applications made in connection with any Securities Offering, the MGI Spin-Off or any of the transactions contemplated thereby, (F) any dealer-manager, underwriting, subscription, purchase, stockholders, bailment, option or registration rights agreement or plan entered into or adopted by the Company, MCM or any Subsidiary in connection with any Securities Offering or the MGI Spin-Off, (G) any purchase, repurchase, redemption or other agreement entered into by the Company, MCM or any Subsidiary in connection with any Redemption, or (H) any quarterly, annual or current reports filed by the Company, MCM or any Subsidiary with the Commission.

         (l) "Securities Offerings" means the Management Offering and any Subsequent Offering.

         (m) "Special Options" means the special options to purchase the Company's Class A Common Stock, par value $.01 per share, granted by the Company on a one-time basis to executive officers, managers and employees of VK/AC and its Subsidiaries holding options to purchase shares of the


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Class A common stock, par value $0.01 per share, of VK/AC in proportion (other than fractional options to purchase the Company's stock) to their respective holdings of such options.

         (n) "Subsequent Offering" means any offer and sale by the Company, MCM or any Subsidiary of equity or debt securities, including pursuant to the exercise of the Special Options.

         (o) "Subsidiary" means each corporation or other person or entity in which the Company or MCM owns or controls, directly or indirectly, capital stock or other equity interests representing at least 50% of the outstanding voting stock or other equity interests.

         2. Indemnification.

         (a) Each of the Company and MCM (each an "Indemnifying Party, and collectively, the "Indemnifying Parties"), jointly and severally, agrees to indemnify, defend and hold harmless each Indemnitee:

         (i) from and against any and all Obligations, whether incurred with respect to third parties or otherwise, in any way resulting from, arising out of or in connection with, based upon or relating to (A) the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any other applicable securities or other laws, in connection with the MGI Spin-Off, any Securities Offering, any Related Document or any of the transactions contemplated thereby, (B) any other action or failure to act of the Company, MCM or any Subsidiary or any of their predecessors, whether such action or failure has occurred or is yet to occur or (C) except to the extent that any such Obligation is found in a final judgment by a court of competent jurisdiction to have resulted from the gross negligence or intentional misconduct of CD&R, the performance by CD&R of management consulting, monitoring, financial advisory or other services for the Company, MCM or any of the Subsidiaries (whether performed prior to the date hereof, hereafter, pursuant to the Consulting Agreement or otherwise); and

         (ii) to the fullest extent permitted by Delaware law, from and against any and all Obligations in any way resulting from, arising out of or in connection with, based upon or relating to (A) the fact that such Indemnitee is or was a director or an officer of the


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    Company, MCM or any Subsidiary, as the case may be, or is or was serving at the request of such corporation as a director, officer, employee or agent of or advisor or consultant to another corporation, partnership, joint venture, trust or other enterprise or (B) any breach or alleged breach by such Indemnitee of his or her fiduciary duty as a director or an officer of the Company, MCM or any Subsidiary, as the case may be;

in each case including but not limited to any and all fees, costs and expenses (including without limitation fees and disbursements of attorneys) incurred by or on behalf of any Indemnitee in asserting, exercising or enforcing any of its rights, powers, privileges or remedies in respect of this Agreement or the Consulting Agreement.

         (b) Without in any way limiting the foregoing Section 2(a), each of the Indemnifying Parties agrees, jointly and severally, to indemnify, defend and hold harmless each Indemnitee from and against any and all Obligations resulting from, arising out of or in connection with, based upon or relating to liabilities under the Securities Act, the Exchange Act or any other applicable securities or other laws, rules or regulations in connection with (i) the inaccuracy or breach of or default under any representation, warranty, covenant or agreement in any Related Document, (ii) any untrue statement or alleged untrue statement of a material fact contained in any Related Document or (iii) any omission or alleged omission to state in any Related Document a material fact required to be stated therein or necessary to make the statements therein not misleading. Notwithstanding the foregoing, none of the Indemnifying Parties shall be obligated to indemnify such Indemnitee from and against any such Obligation to the extent that such Obligation arises out of or is based upon an untrue statement or omission made in such Related Document in reliance upon and in conformity with written information furnished to the Company or MCM, as the case may be, in an instrument duly executed by such Indemnitee and specifically stating that it is for use in the preparation of such Related Document.

         3. Contribution.

         (a) Except to the extent that Section 3(b) is applicable, if for any reason the indemnity provided for in Section 2(a) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then each of the Indemnifying Parties, jointly and severally, shall contribute to the amount paid


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or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of each of the Company, MCM and the Subsidiaries, on the one hand, and such Indemnitee, on the other, in connection with the state of facts giving rise to such Obligation, (ii) if such Obligation results from, arises out of, is based upon or relates to any Securities Offering, the relative benefits received by each of the Company, MCM and the Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Securities Offering, as the case may be, and (iii) if required by applicable law, any other relevant equitable considerations.

         (b) If for any reason the indemnity specifically provided for in
Section 2(b) is unavailable or is insufficient to hold harmless any Indemnitee from any of the Obligations covered by such indemnity, then the Indemnifying Parties, jointly and severally, shall contribute to the amount paid or payable by such Indemnitee as a result of such Obligation in such proportion as is appropriate to reflect (i) the relative fault of each of the Company, MCM and the Subsidiaries, on the one hand, and such Indemnitee, on the other, in connection with the information contained in or omitted from any Related Document, which inclusion or omission resulted in the inaccuracy or breach of or default under any representation, warranty, covenant or agreement therein, or which information is or is alleged to be untrue, required to be stated therein or necessary to make the statements therein not misleading, (ii) if such Obligation results from, arises out of, is based upon or related to any Securities Offering, the relative benefits received by the Company, MCM and the Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Securities Offering, as the case may be, and (iii) if required by applicable law, any other relevant equitable considerations.

         (c) For purposes of Section 3(a), the relative fault of each of the Company, MCM and the Subsidiaries, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, their respective relative intent, knowledge, access to


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information and opportunity to correct the state of facts giving rise to such
Obligation. For purposes of Section 3(b), the relative fault of each of the Company, MCM and the Subsidiaries, on the one hand, and of the Indemnitee, on the other, shall be determined by reference to, among other things, (i) whether the included or omitted information relates to information supplied by the Company, MCM and the Subsidiaries, on the one hand, or by such Indemnitee, on the other, and (ii) their respective relative intent, knowledge, access to information and opportunity to correct such inaccuracy, breach, default, untrue or alleged untrue statement, or omission or alleged omission. For purposes of
Section 3(a) or 3(b), the relative benefits received by each of the Company, MCM and the Subsidiaries, on the one hand, and the Indemnitee, on the other, shall be determined by weighing the direct monetary proceeds to the Company, MCM and the Subsidiaries, on the one hand, and such Indemnitee, on the other, from such Securities Offering.

         (d) The parties hereto acknowledge and agree that it would not be just and equitable if contributions pursuant to Section 3(a) or 3(b) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in such respective Section. The Indemnifying Parties shall not be liable under Section 3(a) or 3(b), as applicable, for contribution to the amount paid or payable by any Indemnitee except to the extent and under such circumstances any Indemnifying Party would have been liable to indemnify, defend and hold harmless such Indemnitee under the corresponding Section 2(a) or 2(b), as applicable, if such indemnity were enforceable under applicable law. No Indemnitee shall be entitled to contribution from any Indemnifying Party with respect to any Obligation covered by the indemnity specifically provided for in Section 2(b) in the event that such Indemnitee is finally determined to be guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such Obligation and the Indemnifying Parties are not guilty of such fraudulent misrepresentation.

         4. Indemnification Procedures.

         (a) Whenever any Indemnitee shall have actual knowledge of the reasonable likelihood of the assertion of a Claim, CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or such Indemnitee shall notify any Indemnifying Party in writing of the Claim (the "Notice of Claim") with reasonable promptness after such Indemnitee has such knowledge relating to such Claim and has notified CD&R thereof. The Notice of Claim shall specify all material facts known to CD&R (or if given by such Indemnitee, such Indemnitee) that may give rise to such Claim and the monetary amount or an estimate of the monetary amount of the Obligation involved if CD&R (or if given by such Indemnitee, such Indemnitee) has knowledge of such amount or a reasonable basis for making such an estimate. The failure of CD&R or such Indemnitee to give such Notice of Claim


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shall not relieve the Indemnifying Parties of their respective indemnification obligations under this Agreement except to the extent that such omission results in a failure of actual notice to them and they are materially injured as a result of the failure to give such Notice of Claim. The Indemnifying Parties shall, at their expense, undertake the defense of such Claim with attorneys of their own choosing satisfactory in all respects to CD&R. CD&R may participate in such defense with counsel of CD&R's choosing at the expense of the Indemnifying Parties. In the event that none of the Indemnifying Parties undertakes the defense of the Claim within a reasonable time after CD&R has given the Notice of Claim, CD&R may, at the expense of the Indemnifying Parties and after giving notice to any Indemnifying Party of such action, undertake the defense of the Claim and compromise or settle the Claim, all for the account of and at the risk of the Indemnifying Parties. In the defense of any Claim, the Indemnifying Parties shall not, except with the consent of CD&R, consent to entry of any judgment or enter into any settlement that includes any injunctive or other non-monetary relief, or that does not include as an unconditional term thereof the giving by the person or persons asserting such Claim to such Indemnitee of a release from all liability with respect to such Claim and any other Claim that was or could have been asserted by such person or persons. In each case, CD&R and each other Indemnitee seeking indemnification hereunder will cooperate with the Indemnifying Parties, so long as the Indemnifying Parties are conducting the defense of the Claim, in the preparation for and the prosecution of the defense of such Claim, including making available evidence within the control of CD&R or such Indemnitee, as the case may be, and persons needed as witnesses who are employed by CD&R or such Indemnitee, as the case may be, in each case as reasonably needed for such defense and provided that the cost of making available such evidence or persons, to the extent reasonably incurred, shall be paid by the Indemnifying Parties.

         (b) The Indemnifying Parties hereby agree to advance costs and expenses, including attorney's fees, incurred by CD&R (acting on its own behalf or, if requested by any such Indemnitee other than itself, on behalf of such Indemnitee) or any Indemnitee in defending any Claim in advance of the final disposition of such Claim upon receipt of an undertaking by or on behalf of CD&R or such Indemnitee to repay amounts so advanced if it shall ultimately be determined that CD&R or such Indemnitee is not entitled to be indemnified by any Indemnifying Party as authorized by this Agreement.


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         (c) CD&R shall notify the Indemnifying Parties in writing of the amount of any Claim actually paid by CD&R (the "Notice of Payment"). The amount of any Claim actually paid by CD&R or by any Indemnitee shall bear simple interest at the rate equal to the prime rate of Chemical Bank (or any successor by merger) as of the date of such payment plus 2% per annum, from the date any Indemnifying Party receives the Notice of Payment to the date on which any Indemnifying Party shall repay the amount of such Claim plus interest thereon to CD&R or such Indemnitee, as the case may be.

         5. Certain Covenants. The Company agrees to cause MCM to perform its obligations under this Agreement. The rights of each Indemnitee to be indemnified under any other agreement, document, certificate or instrument or applicable law are independent of and in addition to any rights of such Indemnitee to be indemnified under this Agreement. The rights of each Indemnitee and the obligations of the Company and MCM hereunder shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnitee. The Company shall maintain the State of Delaware as its state of incorporation and MCM shall maintain the State of New York as its state of incorporation (provided that MCM may reincorporate in the State of Delaware) and shall implement and maintain in full force and effect any and all corporate charter and by-law provisions that may be necessary or appropriate to enable it to carry out its obligations hereunder to the fullest extent permitted by Delaware or New York corporate law, as the case may be, including without limitation, with respect to the Company, a provision of its certificate of incorporation eliminating liability of a director for breach of fiduciary duty to the fullest extent permitted by Section 102(b)(7) (or any successor section thereto) of the General Corporation Law of the State of Delaware, as amended from time to time.

         6. Notices. All notices and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage prepaid and return receipt requested), telecopier, overnight courier or hand delivery, as follows:


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         (a)      if to the Company or MCM:

                  MCM Group, Inc.
                  McCarthy, Crisanti & Maffei, Inc.
                  One Chase Manhattan Plaza
                  37th Floor
                  New York, NY  10005
                  Facsimile:  (212) 908-4345
                  Telephone:  (212) 908-4320

                  Attention:  David Nixon


         (b)      if to CD&R, to:

                  Clayton, Dubilier & Rice, Inc.
                  375 Park Avenue
                  18th Floor
                  New York, New York  10152
                  Telephone:  (212) 407-5200
                  Facsimile:  (212) 407-5252

                  Attention: Alberto Cribiore


         (c)      if to C&D Fund IV, to:

                  The Clayton & Dubilier Private Equity Fund IV
                    Limited Partnership
                  270 Greenwich Avenue
                  Greenwich, Connecticut 06830
                  Telephone: (203) 661-3998

                  Attention:  Clayton & Dubilier Associates IV
                  Limited Partnership
                           Attention:  Joseph L. Rice, III

or to such other address or such other person as the Company, MCM, CD&R or C&D Fund IV, as the case may be, shall have designated by notice to the other parties hereto. All communications hereunder shall be effective upon receipt by the party to which they are addressed. A copy of any notice or other communication given under this Agreement shall also be given to:


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                  Debevoise & Plimpton
                  875 Third Avenue
                  New York, New York  10022
                  Telephone: (212) 909-6000
                  Facsimile: (212) 909-6836

                  Attention:  Franci J. Blassberg, Esq.

         7. Governing Law. This Agreement shall be governed in all respects, including validity, interpretation and effect, by the law of the State of New York, regardless of the law that might be applied under principles of conflict of laws, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies, in which case such law shall apply.

         8. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

         9. Miscellaneous. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and permitted assigns, and each other Indemnitee, but neither this Agreement nor any right, interest or obligation hereunder shall be assigned, whether by operation of law or otherwise, by the Company or MCM without the prior written consent of CD&R and C&D Fund IV. This Agreement is not intended to confer any right or remedy hereunder upon any person other than each of the parties hereto and their respective successors and permitted assigns and each other Indemnitee. Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Company or MCM, the successor corporation formed by such consolidation or into which the Company or MCM is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, the Company or MCM, as the case may be, under this Agreement with the same effect as if such successor corporation had been a party thereto. No such consolidation, merger or conveyance, transfer or lease of all or substantially all of the assets of the Company or MCM shall have the effect of terminating this Agreement or of releasing the Company or MCM, as the case may be, or any such successor corporation from its obligations hereunder. No amendment, modification, supplement or discharge of this Agreement, and no waiver


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hereunder shall be valid and binding unless set forth in writing and duly executed by the party or other Indemnitee against whom enforcement of the amendment, modification, supplement or discharge is sought. Neither the waiver by any of the parties hereto or any other Indemnitee of a breach of or a default under any of the provisions of this Agreement, nor the failure by any party hereto or any other Indemnitee on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, powers or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any provisions hereof, or any rights, powers or privileges hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party or other Indemnitee may otherwise have at law or in equity or otherwise. This Agreement may be executed in several counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement by their authorized representatives as of the date first above written.


                                    MCM GROUP, INC.


                                    By: /s/ David Nixon
                                        --------------------------------
                                        Name: David Nixon
                                        Title: President and Chief
                                          Executive Officer


                                    McCARTHY, CRISANTI & MAFFEI, INC.


                                    By: /s/ David Nixon
                                        --------------------------------
                                        Name: David Nixon
                                        Title: President and Chief
                                          Executive Officer


                                    CLAYTON, DUBILIER & RICE, INC.


                                    By: /s/ Alberto Cribiore
                                        --------------------------------
                                        Name:
                                        Title:


                                    THE CLAYTON & DUBILIER PRIVATE EQUITY
                                      FUND IV LIMITED PARTNERSHIP


                                    By: Clayton & Dubilier Associates IV
                                        Limited Partnership, its General
                                        Partner


                                        By: /s/ Alberto Cribiore
                                            ----------------------------
                                        Name: Alberto Cribiore
                                        Title: a General Partner


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